Exhibit 99.1

SPEEDWAY MOTORSPORTS, INC.

2004 STOCK INCENTIVE PLAN

INCENTIVE STOCK OPTION AGREEMENT

This Incentive Stock Option Agreement is entered into as of <Date Granted> between SPEEDWAY MOTORSPORTS, INC., a Delaware corporation (the "Company"), and <Name> (the "Optionee").

WHEREAS, the Company has established the Speedway Motorsports, Inc. 2004 Stock Incentive Plan, pursuant to which the Company may, from time to time, grant stock options to eligible employees and other individuals providing services to the Company and its Subsidiaries; and

WHEREAS, the Company has determined to grant the Optionee an incentive stock option (the "Option") to purchase shares of the Company's Common Stock pursuant to the terms and conditions of the Plan and this Incentive Stock Option Agreement (the "Option Agreement");

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereby agree as follows:

    Definitions. For purposes of this Option Agreement, the following terms shall have the meanings indicated:

    "Cause" means (i) the commission of a crime or other act or practice by the Optionee that involves dishonesty or moral turpitude and either has an adverse impact on the Company or any Subsidiary (or the reputation thereof) or is intended to result in the personal enrichment of the Optionee at the expense of the Company or any Subsidiary (whether or not resulting in criminal prosecution or conviction); (ii) the Optionee's gross negligence or willful misconduct in respect of his or her service for the Company or a Subsidiary; or (iii) the continuous and willful failure of the Optionee to follow the reasonable directives of the Optionee's superiors or the Company's Board of Directors. Notwithstanding the foregoing, if the Optionee has entered into an employment agreement that is binding as of the date of the Optionee's Termination of Service and includes a definition of "Cause," then the definition of "Cause" in such agreement shall supplement the foregoing definition of "Cause" and shall also apply to the Optionee. In addition, if the Optionee's service terminates and it is determined that the Optionee could have been terminated for Cause, such Optionee's service shall be deemed to have been terminated for Cause.
    "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor revenue laws of the United States.
    "Committee" means the Compensation Committee of the Company's Board of Directors or such other committee that is designated by the Board of Directors to administer the Plan. In the event that no such Committee exists or is appointed, "Committee" refers to the Company's Board of Directors.
    "Common Stock" means the Common Stock, par value $.01 per share, of the Company.
    "Company" means Speedway Motorsports, Inc.
    "Disability" means the permanent and total disability of the Optionee, as determined by the Committee in accordance with the Plan.
    "Involuntary Termination Without Cause" means the dismissal of, or the request for the resignation of, the Optionee either (i) by court order, order of any court-appointed liquidator or trustee of the Company, or the order or request of any creditors' committee of the Company constituted under the federal bankruptcy laws, provided that such order or request contains no specific reference to actions or omissions that would constitute Cause; or (ii) by a duly authorized corporate officer of the Company, or by the Company's Board of Directors, for any reason other than for Cause.
    "Option" means the option to purchase shares of Common Stock granted to the Optionee pursuant to this Option Agreement.
    "Option Agreement" means this Incentive Stock Option Agreement between the Company and the Optionee.
    "Option Period" means the period beginning on the date of this Option Agreement and ending at the close of business <insert number of years -- generally no more than ten years (or five years in the case of a "10% Stockholder")> years from the date of this Option Agreement.
    "Optionee" means the person to whom the Option is granted and, as applicable, the estate, personal representative, beneficiary or other person to whom the Option may be transferred pursuant to this Option Agreement by will or the laws of descent and distribution.
    "Plan" means the Speedway Motorsports, Inc. 2004 Stock Incentive Plan, as amended from time to time.
    "Subsidiary" means a corporation, partnership, limited liability company, joint venture or other entity in which the Company directly or indirectly controls 50% or more of the voting power or equity or profits interests.
    "Termination of Service" means the termination of the Optionee's service with the Company and its Subsidiaries. An Optionee generally shall be considered to have incurred a Termination of Service if his or her employer ceases to be a Subsidiary. All determinations relating to whether the Optionee has incurred a Termination of Service and the effect thereof shall be made by the Committee, including whether a leave of absence shall constitute a Termination of Service, subject to applicable law.

    Grant of Option. Subject to the terms and conditions set forth in this Option Agreement and the Plan, the Company hereby grants to the Optionee the Option to purchase from the Company, at an exercise price of $___________ per share, up to but not exceeding in the aggregate <number> shares of Common Stock. The Option shall terminate at the expiration of the Option Period, unless the Option terminates earlier pursuant to this Option Agreement.

    ISO Status and Limitation. The Option granted hereunder is intended to be an "incentive stock option" under Section 422 of the Code. However, if the aggregate fair market value of the shares of Common Stock (determined based on the value at the grant date) with respect to which the Option plus all other incentive stock options granted to the Optionee (under all stock option plans of the Company and its parent and subsidiary corporations) are exercisable for the first time during any calendar year exceeds $100,000 (or such other limit that may apply under Section 422 of the Code), then the portion of the Option attributable to the shares with an aggregate fair market value in excess of such limit (determined in accordance with applicable rules under the Code) shall be treated as a nonstatutory stock option.

    Exercise of Option. Subject to termination of the Option, the Option may be exercised in accordance with the following:

    The Option shall vest <insert vesting schedule>. Vesting on any such date is subject to the Optionee's continued service with the Company and its Subsidiaries through such date. To the extent vested, the Option generally will be exercisable until the expiration of the Option Period or earlier termination of the Option.
    No less than 100 shares of Common Stock may be purchased at any time unless the number of shares purchased at such time is the total number of shares for which the Option is then exercisable. Only whole shares of Common Stock may be purchased. Fractional shares will not be issued.
    The Optionee may exercise the Option, to the extent vested, by delivering to the Company (or its designated agent) a written notice of exercise (in form and manner approved by the Company) specifying the number of shares of Common Stock with respect to which the Option is to be exercised, accompanied by the aggregate exercise price for the shares of Common Stock and payment of, or provision for, all applicable withholding taxes (pursuant to Section 5 below). The aggregate exercise price shall be payable to the Company in full in cash or cash equivalents acceptable to the Company or by any other method(s) of payment authorized by the Plan.
    The Optionee agrees to notify the Secretary of the Company in writing within fifteen days if the Optionee disposes of any shares of Common Stock acquired pursuant to the Option within either two years of the date of grant of the Option or one year of the date the Optionee exercised the Option with respect to such shares of Common Stock. At any time during such periods, the Company may place a legend or legends on any certificate(s) representing such shares of Common Stock requiring notification to the Company of any such transfers. The obligation of the Optionee to notify the Secretary of the Company of any such transfer shall continue even if a legend is placed on the applicable share certificate.
    The Company may require that the Optionee make such representations and agreements and furnish such information as the Company deems appropriate to assure compliance with applicable legal and regulatory requirements.

    Payment of Withholding Taxes. Upon the Optionee's exercise of his or her Option with respect to any of the covered shares of Common Stock, the Optionee shall pay or make provision for payment to the Company, through payroll or other withholding (which withholding the Optionee hereby authorizes) or other means acceptable to the Company, the amount necessary to satisfy any federal, state or local tax and other withholding obligations that may arise in connection with or be due upon such exercise. The determination of the withholding amounts due in such event shall be made by the Company and its Subsidiaries and shall be binding upon the Optionee. If the amount requested is not paid, the Company may refuse to issue the Common Stock. Nothing in this Section shall be construed to impose on the Company and its Subsidiaries a duty to withhold where applicable law does not require such withholding.

    Termination of Service. If the Optionee incurs a Termination of Service prior to the expiration of the Option Period, the Option shall immediately terminate except as provided below:

    Involuntary Termination Without Cause. If an Optionee incurs an Involuntary Termination Without Cause, he or she may exercise the Option, to the extent vested, for up to three months following the termination, but in no event after the expiration of the Option Period.
    Disability. If an Optionee incurs a Termination of Service as a result of Disability, he or she may exercise the Option, to the extent vested, for up to twelve months following the termination, but in no event after the expiration of the Option Period.
    Death. If the Optionee incurs a Termination of Service due to his or her death, or the Optionee dies during an extended exercise period following a Termination of Service described in subsection (a) or (b) above, his or her Option may be exercised, to the extent vested, for up to twelve months following the Optionee's death, but in no event after the expiration of the Option Period. The vested options may be exercised by the person(s) to whom the Optionee's rights under the Option pass by will or the laws of descent and distribution.

In the event the Option remains exercisable for a period of time following Termination of Service as described above, the Option may be exercised during such period of time only to the same extent the Option was vested and exercisable on the date of the Optionee's Termination of Service. Notwithstanding any extended exercise period following a Termination of Service, the Option in all events will terminate upon the expiration of the Option Period.

The Optionee understands and acknowledges that, to obtain the federal income tax advantages associated with an "incentive stock option," the Code requires that at all times beginning on the grant date of the Option and ending on the day three months before the date of the Option's exercise, the Optionee must be an employee of the Company or a parent or subsidiary corporation, except in the event of the Optionee's death or Disability. The Company has provided for extended exercisability of the Option under certain circumstances, but the Option will not necessarily be treated as an "incentive stock option" if, after employment terminates, the Optionee continues to provide services to the Company or a Subsidiary as a consultant or as an employee of a non-corporate subsidiary or under certain other circumstances that may affect the status of the Option as an "incentive stock option" (for example, the exercise of the Option more than three months after the Optionee's employment terminates).

    Transferability. The Option is not transferable by the Optionee other than by will or the laws of descent and distribution. No assignment, pledge or transfer of the Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except as described above, shall be effective; but immediately upon any such attempt to assign, pledge or transfer the Option, the Option shall terminate and be of no further force or effect.

    Rights as Stockholder. The Optionee shall have no rights as a stockholder of the Company with respect to any shares of Common Stock underlying the Option until the Optionee shall have become the holder of record of such Common Stock following exercise of the Option. Subject to Section 9 below, no adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date that the Optionee shall have become the holder of record of the shares of Common Stock acquired pursuant to the Option.

    Adjustments; Change in Control. The Option may be subject to adjustment (including with respect to the number of shares of Common Stock covered by the Option and the applicable exercise price per share) as provided in the Plan in the event of a merger, consolidation, recapitalization, reclassification, combination of shares, stock dividend, stock split, or other similar changes in the Company's capital structure. In addition, notwithstanding anything in this Option Agreement to the contrary, the Option may become fully exercisable in connection with a "Change in Control" (as defined in the Plan).

    The existence of the Option shall not affect in any way the authority of the Company and its stockholders to exercise their corporate rights and powers, including, but not by way of limitation, the right of the Company to authorize any adjustment, reclassification, reorganization, or other change in its capital or business structure, any merger or consolidation of the Company, the dissolution or liquidation of the Company, the issuance of securities with preference ahead of or affecting the Common Stock, or any sale or transfer of all or any part of its business or assets.

    Securities Laws. Notwithstanding any provision herein to the contrary or in the Plan, the Company shall be under no obligation to issue any shares of Common Stock to the Optionee upon exercise of the Option unless and until the Company has determined that such issuance is either exempt from registration, or is registered, under the Securities Act of 1933, as amended, and is either exempt from registration and qualification, or is registered or qualified, as applicable, under all applicable state securities or "blue sky" laws. Nothing in this Option Agreement shall be construed to obligate the Company at any time to file or maintain a registration statement under the Securities Act of 1933, as amended, or to effect similar compliance under any applicable state laws with respect to the Common Stock that may be issued pursuant to this Option Agreement.

    Resolution of Disputes; Interpretation. Any question of interpretation, dispute or disagreement that arises under, or as a result of, this Option Agreement shall be determined by the Committee in its absolute and uncontrolled discretion, and any such determination or other determination or interpretation by the Committee pursuant to this Option Agreement shall be final, binding and conclusive on all parties affected thereby.

    Miscellaneous.

    Binding on Successors and Representatives. Subject to applicable transfer restrictions applicable to the Optionee, this Option Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company and the Optionee's heirs, executors, administrators, personal representatives, and assigns; and the parties agree, for themselves and their successors, representatives and assigns, to execute any instrument which may be necessary legally to effect the terms and conditions of this Option Agreement.
    No Employment Rights. Nothing contained in this Option Agreement shall confer upon the Optionee any right to continue in the employ or service of the Company or any Subsidiary nor interfere with or limit in any way the right of the Company or a Subsidiary to terminate the Optionee's employment by, or performance of services for, the Company or Subsidiary at any time.
    Entire Agreement. This Option Agreement together with the Plan constitutes the entire agreement of the parties with respect to the Option and supersedes any previous agreement, whether written or oral, with respect thereto. This Option Agreement has been entered into in compliance with the terms of the Plan; wherever a conflict may arise between the terms of this Option Agreement and the terms of the Plan, the terms of the Plan shall control.
    Amendment. Except as otherwise provided in the Plan, neither this Option Agreement nor any of the terms and conditions herein set forth may be altered or amended orally, and any such alteration or amendment shall be effective only when reduced to writing and signed by each of the parties hereto.
    Construction of Terms. Any reference herein to the singular or plural shall be construed as plural or singular whenever the context requires.
    Notices. All notices, requests and amendments under this Option Agreement shall be in writing, and notices shall be deemed to have been given when personally delivered or sent by registered or certified mail (first class postage prepaid) or by a nationally recognized overnight courier:
    if to the Company, at the following address:

    Speedway Motorsports, Inc.
    5555 Concord Parkway South
    P.O. Box 600

    Concord, North Carolina 28026-0600

    Attention: Corporate Secretary

    or at such other address as the Company shall designate by notice.

    if to the Optionee, to the Optionee's address appearing in the Company's records, or at such other address as the Optionee shall designate by notice.
    Governing Law. This Option Agreement shall be governed by, and construed in accordance with, the laws of the State of North Carolina, without regard to its principles of conflict of laws. The parties agree that any action, suit or proceeding arising out of or related to this Option Agreement shall be instituted only in the state or federal courts sitting in Mecklenburg County, North Carolina.
    Severability. The invalidity or unenforceability of any particular provision of this Option Agreement shall not affect the other provisions hereof, and the Committee may elect in its discretion to construe such invalid or unenforceable provision in a manner which conforms to applicable law or as if such provision was omitted.

IN WITNESS WHEREOF, the parties hereto have executed this Option Agreement as of the day and year first written above.

SPEEDWAY MOTORSPORTS, INC. By: Title:	OPTIONEE: <NAME> (SEAL)